Filed pursuant to 497(e) and 497(k)
File Nos. 002-80751 and 811-03618

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED DECEMBER 2, 2022

TO THE

SUMMARY PROSPECTUS,

PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION, EACH

DATED APRIL 29, 2022, AS SUPPLEMENTED

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust II (the “Trust”) has approved an amendment (the “Amendment”) to the Subadvisory Agreement (the “Agreement”) among Brighthouse Investment Advisers, LLC (“BIA”), Western Asset Management Company, LLC (the “Subadviser”) and Western Asset Management Company Limited (“WAMCL”) with respect to Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”). The Amendment, effective January 1, 2023, amends and restates the Agreement in its entirety and adds Western Asset Management Company Pte. Ltd. (“WAMS”) as an additional party. The Amendment permits the Subadviser to delegate to WAMS the Subadviser’s responsibilities under the Agreement with respect to the Portfolio’s investments with exposure to China. No changes to the Portfolio’s portfolio managers or principal investment strategies or to the Subadviser’s duties and responsibilities to the Portfolio under the Agreement are expected in connection with the implementation of the Amendment. The Subadviser, and not the Portfolio, will pay any fees to WAMS under the Amendment and the Portfolio will not experience any increase in aggregate fees paid for investment advisory services as a result of the Amendment. WAMS is a company organized under the laws of Singapore and a wholly-owned subsidiary of Franklin Resources, Inc. WAMS is located at 1 George Street #23-01, Singapore 049145.

The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to the Subadviser and WAMCL as the sole providers of the Portfolio’s subadvisory services in their forms and communications until such documents can be revised.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF

ADDITIONAL INFORMATION FOR FUTURE REFERENCE